UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2011



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2011



[LOGO OF USAA]
   USAA(R)

                                        [GRAPHIC OF USAA AGGRESSIVE GROWTH FUND]

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       ANNUAL REPORT
       USAA AGGRESSIVE GROWTH FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JULY 31, 2011

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PRESIDENT'S MESSAGE

"LOOKING BACK AT THE FISCAL YEAR, WE SHOULD
ALL TAKE NOTE OF HOW DIFFICULT -- EVEN
IMPOSSIBLE -- IT IS TO PREDICT WHAT IS GOING
TO HAPPEN NEXT. THIS IS WHY I PREFER TO MAKE       [PHOTO OF DANIEL S. McNAMARA]
MY OWN INVESTMENT DECISIONS IN THE CONTEXT OF
MY INVESTMENT PLAN, WHICH IS BASED ON MY GOALS,
RISK TOLERANCE, AND TIME HORIZON."

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AUGUST 2011

The one-year reporting period was turbulent, characterized by persistent concerns and punctuated by dramatic events. Yet, despite the headlines, stocks posted strong gains. Riskier asset classes generally outperformed U.S. Treasuries. Interestingly, U.S. Treasury prices fell steeply and then rebounded. As a result, U.S. Treasury yields, which move in the opposite direction of prices, ended the reporting period almost exactly where they started. (Yields declined significantly after fiscal year-end as investors fled riskier asset classes for the relative safe haven of U.S. Treasuries.)

When the period began, U.S. Treasury prices were rising. Investors seemed to prefer U.S. government securities as economic growth slowed. At the time, the Federal Reserve (the Fed) was also expected to reverse its monetary accommodations, which some observers believed would compound the nation's economic problems. However, after the Fed hinted about a second round of quantitative easing (QE2), U.S. Treasury prices declined and yields increased. The trend continued even after the Fed announced it would buy $600 billion in long-term U.S. Treasuries in the open market. Higher risk assets, such as stocks, corporate bonds and high-yield securities, rallied as investors sought better returns.

In February 2011, investor confidence faltered. U.S. Treasury prices started to rise as political unrest emerged in Tunisia and spread to other nations in North Africa and the Middle East. Oil prices increased in response, threatening to derail global economic growth. During March, Japan experienced a massive earthquake followed by a tsunami. The terrible toll on human life and on that nation's infrastructure, including emergencies at some nuclear power plants, led to speculation about the potential impact of the disaster on companies that do business in or with Japan. It also led to supply disruptions that slowed worldwide economic growth. Fortunately, as of this writing, the impact on the financial markets has been minimal.

Throughout the fiscal year, there was also a never-ending stream of bad news from the European Union (EU). A number of EU peripheral nations are struggling with large debt burdens, in both the public and private sectors, and growing unrest in response to austerity measures. Despite action by the

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

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EU and International Monetary Fund, a permanent solution has yet to be found.
In my opinion, the health of the entire global financial system has been stressed by the EU's fiscal challenges.

In the U.S., home prices softened in many markets as mortgage lenders renewed their foreclosure filings. Although new jobs were created, the slow rate of growth did not allow the U.S. unemployment rate to improve materially. At the end of June, and as expected, the Fed ended QE2. Surprisingly, U.S. Treasuries continued to rally even as U.S. legislators hotly debated whether to raise the nation's debt ceiling and in spite of one of the three major credit rating agencies putting U.S. government debt on its watch list. (Following the end of reporting period, the U.S. was downgraded one notch to a still very strong AA+.) After the debt debate was settled, the market quickly turned its attention to weaker-than-expected economic growth and escalating sovereign debt concerns in Europe. Although U.S. Treasury yields ended the reporting period about where they started, interest rates fell dramatically after fiscal year-end (as of this writing, the interest rate on a 10-year U.S. Treasury note is below 2.25%). At the same time, volatility in the equity markets increased and stocks declined.

Looking back at the fiscal year, we should all take note of how difficult -- even impossible -- it is to predict what is going to happen next. This is why I prefer to make my own investment decisions in the context of my investment plan, which is based on my goals, risk tolerance, and time horizon. The noise of the latest headlines is not a factor in my considerations, and I sincerely encourage you to follow my example. If you would like to review your strategy, please call on one of our USAA service representatives. They are ready to assist you free of charge.

On behalf of all of us here at USAA Investment Company, thank you for the opportunity to manage your investments. We are proud to serve your financial needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

As interest rates rise, bond prices fall.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

   Distributions to Shareholders                                              11

   Report of Independent Registered Public Accounting Firm                    12

   Portfolio of Investments                                                   13

   Notes to Portfolio of Investments                                          22

   Financial Statements                                                       24

   Notes to Financial Statements                                              27

EXPENSE EXAMPLE                                                               45

ADVISORY AGREEMENTS                                                           47

TRUSTEES' AND OFFICERS' INFORMATION                                           55

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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FUND OBJECTIVE

CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

Invest primarily in equity securities of large companies that are selected for their growth potential. The fund may invest to a limited extent in foreign securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1
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MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company, LLP             Winslow Capital Management, Inc.

   PAUL E. MARRKAND, CFA                          CLARK J. WINSLOW
                                                  JUSTIN H. KELLY, CFA
                                                  R. BARTLETT WEAR, CFA

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o  HOW DID THE USAA AGGRESSIVE GROWTH FUND (THE FUND SHARES) PERFORM DURING THE
   REPORTING PERIOD?

   The Fund Shares produced a total return of 25.47% during the fiscal year ended July 31, 2011. This compares to returns of 23.58% for the Lipper Large-Cap Growth Funds Index and 24.76% for the Russell 1000 Growth Index (the Index).

   The Fund is managed by Wellington Management Company, LLP (Wellington Management) and Winslow Capital Management, Inc. (Winslow Capital), each of which manages approximately half of the portfolio.

o  HOW DID THE OVERALL MARKET PERFORM DURING THE REPORTING PERIOD?

   The U.S. stock market rose in the first three quarters of the period, with a decline during the last three months. Well-established uncertainties -- including European sovereign debt problems, increased government regulation, and sluggish employment growth

   Refer to page 7 for benchmark definitions.

   Past performance is no guarantee of future results.

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2  | USAA AGGRESSIVE GROWTH FUND

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   in the United States -- have weighed on investor confidence and prompted worries that we would see recession-like conditions during 2011. A contentious U.S. debt ceiling debate, disappointing economic data, and mounting financial stress in the euro zone led to significant market volatility toward period end.

o  HOW DID THE WELLINGTON MANAGEMENT PORTION PERFORM?

   For the 12-month period, the Wellington Management portion of the Fund trailed the Russell 1000 Growth Index. Stock selection was strongest in consumer discretionary and industrials sectors. Stock selection was weakest in information technology and financials sectors. Sector allocation decisions were the primary driver of relative underperformance, driven by an underweight position to strong performing energy stocks and an overweight position to information technology stocks.

   The largest detractors from performance relative to the Index included a position in networking equipment supplier Cisco Systems, Inc., an underweight to oil and gas company Exxon Mobil Corp., and a lack of holdings in the strong performing benchmark position oilfield services company Schlumberger Ltd. MEMC Electronic Materials, Inc. and Medtronic, Inc. also detracted from returns in the period. Leading contributors included positions in Altera Corp., a provider of custom logic solutions, managed health care company UnitedHealth Group, Inc., and a lack of holdings in Hewlett-Packard Co. Our positions in Apple, Inc., International Business Machines Corp., and Caterpillar, Inc. also contributed to returns.

o  HOW IS WELLINGTON MANAGEMENT POSITIONED?

   At the close of the period, the portfolio's largest overweight allocation continued to be information technology. We have emphasized

   Medtronic, Inc. and Hewlitt-Packard Co. were sold out of the Fund prior to July 31, 2011.

   You will find a complete list of securities that the Fund owns on pages
   13-21.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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   technology companies because of their above-average growth rates, leading competitive positions globally, favorable balance sheets, high return on capital, and attractive valuations. Within energy, we used price weakness toward the end of the period as an opportunity to add to the sector.

   Our largest underweights are to consumer staples, financials, and materials. Within consumer staples, we believe that risk/reward remains generally unattractive despite high return on capital. In addition, due to the continued regulatory uncertainty in financials we reduced our exposure there. And within materials, the fear of a slowdown in China has caused that sector's stock prices to fall meaningfully. China may not grow as fast as previously expected this year, but over the long term, demand for copper, iron ore, and coking coal should be approximately in line with supply, which portends a favorable pricing environment and the opportunity for strong free-cash-flow generation in materials companies. We have therefore increased our weighting in materials based on discounted stock prices and our long-term supply/demand forecast for the sector.

   Our portion of the Fund remains balanced based on our growth, quality, and valuation measurements. We believe that it is well positioned from a risk/reward perspective based on our scenario-based present value process.

o HOW DID WINSLOW CAPITAL'S PORTION OF THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

   Stock selection drove our outperformance of the benchmark during the period, with information technology and consumer staples the top performing sectors. The telecommunications and financials sectors represented the bottom performers. Within the information technology sector, Baidu, Inc. ADR, the Chinese Internet search company, was a top contributor, and within consumer staples sector, holdings in Green Mountain Coffee Roasters, Inc. boosted performance as the company extended its gains based on continued excellent

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4  | USAA AGGRESSIVE GROWTH FUND

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   fundamentals. The largest individual detractors during the period included
   Goldman Sachs Group, Inc. in the financials sector and Equinix, Inc. in the telecommunications sector.

o  HOW IS THE WINSLOW CAPITAL PORTFOLIO POSITIONED?

   Our portion of the portfolio is positioned to mitigate risk and capture opportunity. Beginning in the second quarter of 2011, we moved to a slightly more balanced portfolio position in terms of sector weights and our three categories of earnings growth. We are maintaining a modestly pro-cyclical position, but remain vigilant in light of the current volatile environment. Technology is our largest overweight sector, supported by a business capital spending-led expansion. We remain modestly overweight in financials, emphasizing asset management, capital markets over credit, strong managements and favorable non-U.S. opportunities. Our largest underweight continues to be the consumer staples sector.

   In selecting stocks for our portion of the portfolio, Winslow Capital does not "buy" the economy or the market. In a period of economic uncertainty and market turmoil, a portfolio with superior fundamentals is critical. We believe our portion of the portfolio is characterized by high-quality balance sheets and financial strength, strong free cash flow and, importantly, attractive valuations. While our expectation for modest economic expansion remains intact, the U.S. growth trajectory has slowed and risk has increased. We have taken steps to align the portfolio with this environment, and we intend to purchase fundamentally attractive stocks based on these assumptions.

   Goldman Sachs Group, Inc. and Equinix, Inc. were sold out of the Fund prior to July 31, 2011.

   Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA AGGRESSIVE GROWTH FUND SHARES (Symbol: USAUX)


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                                                7/31/11              7/31/10
--------------------------------------------------------------------------------

Net Assets                                 $1,207.2 Million      $997.9 Million
Net Asset Value Per Share                       $34.57               $27.56


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/11
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   1 Year                           5 Years                          10 Years
   25.47%                            3.26%                           1.15%


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                          EXPENSE RATIO AS OF 7/31/10*
--------------------------------------------------------------------------------

                                      1.07%

               (Includes acquired fund fees and expenses of .01%)


High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN FUND SHARES' PROSPECTUS DATED DECEMBER 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDES ACQUIRED FUND FEES AND EXPENSES.

TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE TOTAL RETURNS QUOTED DO NOT REFLECT ADJUSTMENTS MADE TO THE ENCLOSED FINANCIAL STATEMENTS IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES OR THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE PERFORMANCE OF THE FUND WILL REFLECT THE VOLATILITY OF INVESTMENTS IN IPOs.

Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

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6  | USAA AGGRESSIVE GROWTH FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                      LIPPER LARGE-CAP
                  RUSSELL 1000          GROWTH FUNDS            USAA AGGRESSIVE
                  GROWTH INDEX              INDEX             GROWTH FUND SHARES
 7/31/2001        $10,000.00             $10,000.00               $10,000.00
 8/31/2001          9,182.25               9,239.83                 9,223.39
 9/30/2001          8,265.48               8,310.76                 7,574.30
10/31/2001          8,699.13               8,655.41                 8,053.69
11/30/2001          9,534.82               9,448.50                 8,814.32
12/31/2001          9,516.90               9,492.32                 9,108.34
 1/31/2002          9,348.77               9,277.80                 8,632.15
 2/28/2002          8,960.80               8,893.75                 8,191.12
 3/31/2002          9,270.74               9,251.62                 8,651.33
 4/30/2002          8,514.11               8,635.62                 8,363.69
 5/31/2002          8,308.13               8,478.20                 8,034.52
 6/30/2002          7,539.59               7,787.77                 7,372.96
 7/31/2002          7,125.09               7,201.69                 6,644.30
 8/31/2002          7,146.39               7,241.50                 6,666.67
 9/30/2002          6,405.11               6,539.88                 6,455.74
10/31/2002          6,992.66               7,043.30                 6,650.69
11/30/2002          7,372.46               7,334.89                 6,615.53
12/31/2002          6,863.20               6,823.81                 6,321.51
 1/31/2003          6,696.67               6,666.39                 6,209.65
 2/28/2003          6,665.91               6,594.76                 6,155.32
 3/31/2003          6,789.97               6,718.45                 6,398.21
 4/30/2003          7,292.00               7,210.41                 6,740.17
 5/31/2003          7,655.98               7,563.59                 7,165.23
 6/30/2003          7,761.40               7,626.23                 7,254.71
 7/31/2003          7,954.53               7,847.40                 7,548.74
 8/31/2003          8,152.37               8,040.47                 7,708.53
 9/30/2003          8,065.10               7,869.31                 7,599.87
10/31/2003          8,518.09               8,346.69                 8,146.37
11/30/2003          8,607.27               8,426.11                 8,104.83
12/31/2003          8,904.94               8,663.68                 8,267.82
 1/31/2004          9,086.80               8,829.75                 8,290.19
 2/29/2004          9,144.53               8,867.97                 8,418.02
 3/31/2004          8,974.90               8,769.06                 8,437.20
 4/30/2004          8,870.56               8,572.21                 8,213.49
 5/31/2004          9,035.90               8,727.50                 8,277.40
 6/30/2004          9,148.81               8,852.38                 8,392.46
 7/31/2004          8,631.61               8,328.88                 7,967.40
 8/31/2004          8,588.98               8,270.13                 8,053.69
 9/30/2004          8,670.67               8,463.92                 8,405.24
10/31/2004          8,805.90               8,565.93                 8,360.50
11/30/2004          9,108.81               8,948.08                 8,817.51
12/31/2004          9,465.95               9,309.35                 9,344.84
 1/31/2005          9,150.28               8,988.95                 8,996.48
 2/28/2005          9,247.66               9,047.78                 9,047.62
 3/31/2005          9,079.17               8,882.96                 8,913.39
 4/30/2005          8,906.27               8,689.86                 8,836.69
 5/31/2005          9,337.18               9,172.19                 9,226.59
 6/30/2005          9,302.76               9,190.49                 9,332.05
 7/31/2005          9,757.43               9,652.61                 9,670.82
 8/31/2005          9,631.77               9,549.61                 9,504.63
 9/30/2005          9,676.12               9,663.94                 9,638.86
10/31/2005          9,582.07               9,601.35                 9,530.20
11/30/2005          9,995.49              10,040.81                 9,961.65
12/31/2005          9,964.16              10,015.10                10,020.05
 1/31/2006         10,139.09              10,288.18                10,282.22
 2/28/2006         10,122.98              10,149.40                10,231.07
 3/31/2006         10,272.45              10,247.26                10,317.39
 4/30/2006         10,258.48              10,231.17                10,314.20
 5/31/2006          9,910.76               9,753.87                 9,872.98
 6/30/2006          9,871.66               9,721.82                 9,863.39
 7/31/2006          9,683.64               9,472.91                 9,553.26
 8/31/2006          9,985.76               9,692.24                 9,617.20
 9/30/2006         10,260.16               9,901.23                 9,831.42
10/31/2006         10,620.84              10,199.11                10,128.76
11/30/2006         10,831.60              10,432.13                10,371.75
12/31/2006         10,868.28              10,487.32                10,553.99
 1/31/2007         11,147.66              10,758.00                11,046.36
 2/28/2007         10,938.12              10,515.16                10,653.10
 3/31/2007         10,997.45              10,594.29                10,614.73
 4/30/2007         11,515.20              11,024.40                10,921.67
 5/31/2007         11,929.46              11,397.73                11,343.70
 6/30/2007         11,751.39              11,290.24                11,231.80
 7/31/2007         11,569.21              11,146.97                11,100.71
 8/31/2007         11,753.56              11,330.67                11,330.91
 9/30/2007         12,245.92              12,021.85                12,123.82
10/31/2007         12,662.70              12,559.07                12,843.19
11/30/2007         12,196.24              12,047.05                12,190.96
12/31/2007         12,152.14              12,057.57                12,124.63
 1/31/2008         11,204.55              11,025.79                11,089.41
 2/29/2008         10,982.02              10,796.09                10,701.60
 3/31/2008         10,915.16              10,704.22                10,483.66
 4/30/2008         11,488.20              11,363.86                11,147.10
 5/31/2008         11,909.29              11,674.13                11,326.58
 6/30/2008         11,051.56              10,815.26                10,483.66
 7/31/2008         10,841.44              10,601.86                10,377.89
 8/31/2008         10,958.17              10,630.17                10,288.15
 9/30/2008          9,689.17               9,267.59                 9,159.98
10/31/2008          7,983.30               7,649.03                 7,804.25
11/30/2008          7,348.39               6,881.72                 6,977.35
12/31/2008          7,481.20               7,066.57                 7,093.57
 1/31/2009          7,121.32               6,701.27                 6,528.54
 2/28/2009          6,585.59               6,264.17                 6,092.66
 3/31/2009          7,173.00               6,802.48                 6,502.71
 4/30/2009          7,861.65               7,523.23                 7,151.69
 5/31/2009          8,251.37               7,935.10                 7,642.46
 6/30/2009          8,343.68               7,938.21                 7,464.88
 7/31/2009          8,936.30               8,536.39                 8,017.00
 8/31/2009          9,121.63               8,704.79                 8,243.01
 9/30/2009          9,509.63               9,122.82                 8,601.40
10/31/2009          9,380.82               8,942.33                 8,446.42
11/30/2009          9,957.11               9,481.71                 9,072.80
12/31/2009         10,264.87               9,787.14                 9,122.50
 1/31/2010          9,816.95               9,274.38                 8,723.61
 2/28/2010         10,154.32               9,603.38                 8,973.32
 3/31/2010         10,741.67              10,206.57                 9,605.70
 4/30/2010         10,861.70              10,311.55                 9,748.39
 5/31/2010         10,032.50               9,483.19                 9,041.42
 6/30/2010          9,480.06               8,937.40                 8,425.26
 7/31/2010         10,156.29               9,543.59                 8,937.65
 8/31/2010          9,682.09               9,075.08                 8,477.14
 9/30/2010         10,712.76              10,047.86                 9,505.17
10/31/2010         11,224.39              10,575.54                 9,955.94
11/30/2010         11,354.75              10,681.37                10,075.93
12/31/2010         11,980.18              11,267.46                10,701.69
 1/31/2011         12,285.07              11,489.79                10,941.74
 2/28/2011         12,687.12              11,800.68                11,298.57
 3/31/2011         12,702.61              11,806.62                11,373.18
 4/30/2011         13,128.01              12,164.63                11,736.50
 5/31/2011         12,985.09              12,016.58                11,541.87
 6/30/2011         12,798.85              11,857.50                11,366.70
 7/31/2011         12,670.56              11,794.05                11,214.24

                                   [END CHART]

                Data from 7/31/01 to 7/31/11.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund Shares to the following benchmarks:

o The unmanaged Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within the Lipper Large-Cap Growth Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA AGGRESSIVE GROWTH FUND INSTITUTIONAL SHARES*


--------------------------------------------------------------------------------
                                              7/31/11               7/31/10
--------------------------------------------------------------------------------

Net Assets                                 $136.8 Million        $70.4 Million
Net Asset Value Per Share                      $34.60               $27.58


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/11
--------------------------------------------------------------------------------

   1 Year                                             Since Inception 8/01/08
   26.00%                                                      3.39%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/10**
--------------------------------------------------------------------------------

                                      0.61%

               (Includes acquired fund fees and expenses of .01%)


*The USAA Aggressive Growth Fund Institutional Shares (Institutional Shares) commenced operations on August 1, 2008, and are not offered for sale directly to the general public. The Institutional Shares are available only to the USAA Target Retirement Funds.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE INSTITUTIONAL SHARES' PROSPECTUS DATED DECEMBER 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDES ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total return quoted does not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE PERFORMANCE OF THE FUND WILL REFLECT THE VOLATILITY OF INVESTMENTS IN IPOs.

Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

================================================================================

8  | USAA AGGRESSIVE GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                    LIPPER LARGE-CAP          USAA AGGRESSIVE
                 RUSSELL 1000         GROWTH FUNDS              GROWTH FUND
                 GROWTH INDEX             INDEX            INSTITUTIONAL SHARES
 7/31/2008       $10,000.00            $10,000.00               $10,000.00
 8/31/2008        10,107.67             10,026.70                10,012.48
 9/30/2008         8,937.16              8,741.47                 8,914.54
10/31/2008         7,363.69              7,214.80                 7,595.13
11/30/2008         6,778.06              6,491.05                 6,790.39
12/31/2008         6,900.56              6,665.41                 6,909.17
 1/31/2009         6,568.61              6,320.85                 6,357.57
 2/28/2009         6,074.46              5,908.55                 5,938.36
 3/31/2009         6,616.28              6,416.31                 6,341.81
 4/30/2009         7,251.48              7,096.14                 6,978.52
 5/31/2009         7,610.95              7,484.63                 7,460.77
 6/30/2009         7,696.10              7,487.57                 7,290.56
 7/31/2009         8,242.73              8,051.78                 7,832.71
 8/31/2009         8,413.67              8,210.62                 8,056.50
 9/30/2009         8,771.55              8,604.93                 8,409.52
10/31/2009         8,652.74              8,434.67                 8,261.38
11/30/2009         9,184.30              8,943.43                 8,879.17
12/31/2009         9,468.18              9,231.53                 8,926.20
 1/31/2010         9,055.02              8,747.88                 8,538.24
 2/28/2010         9,366.21              9,058.20                 8,789.46
 3/31/2010         9,907.97              9,627.15                 9,412.73
 4/30/2010        10,018.69              9,726.17                 9,552.65
 5/31/2010         9,253.84              8,944.83                 8,865.78
 6/30/2010         8,744.28              8,430.03                 8,264.76
 7/31/2010         9,368.02              9,001.80                 8,770.38
 8/31/2010         8,930.63              8,559.89                 8,318.82
 9/30/2010         9,881.30              9,477.45                 9,330.05
10/31/2010        10,353.23              9,975.17                 9,778.43
11/30/2010        10,473.47             10,075.00                 9,899.27
12/31/2010        11,050.36             10,627.81                10,517.15
 1/31/2011        11,331.58             10,837.52                10,759.88
 2/28/2011        11,702.43             11,130.76                11,114.39
 3/31/2011        11,716.72             11,136.36                11,191.04
 4/30/2011        12,109.10             11,474.04                11,548.74
 5/31/2011        11,977.27             11,334.40                11,363.50
 6/30/2011        11,805.49             11,184.35                11,194.23
 7/31/2011        11,687.16             11,124.51                11,050.51

                                   [END CHART]

           Data from 7/31/08 to 7/31/11.*

           See page 7 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund Institutional Shares to the benchmarks.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 7/31/2011
                          (% of Net Assets of the Fund)

Apple, Inc. ............................................................... 5.3%
EMC Corp. ................................................................. 2.9%
Oracle Corp. .............................................................. 2.9%
International Business Machines Corp. ..................................... 2.6%
QUALCOMM, Inc. ............................................................ 2.2%
Altera Corp. .............................................................. 2.0%
UnitedHealth Group, Inc. .................................................. 2.0%
Amazon.com, Inc. .......................................................... 1.8%
Cisco Systems, Inc. ....................................................... 1.8%
Microsoft Corp. ........................................................... 1.8%

                    o SECTOR ASSET ALLOCATION* -- 7/31/2011 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

INFORMATION TECHNOLOGY                                                     38.0%
CONSUMER DISCRETIONARY                                                     14.3%
INDUSTRIALS                                                                13.0%
ENERGY                                                                     11.1%
HEALTH CARE                                                                10.6%
MATERIALS                                                                   5.2%
FINANCIALS                                                                  3.2%
CONSUMER STAPLES                                                            2.0%
TELECOMMUNICATION SERVICES                                                  1.3%
SHORT-TERM INVESTMENTS*                                                     1.3%

                                   [END CHART]

*Excludes short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-21.

================================================================================

10  | USAA AGGRESSIVE GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2011, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2012.

100% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2011, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA AGGRESSIVE GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Aggressive Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Aggressive Growth Fund at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
September 19, 2011

================================================================================

12  | USAA AGGRESSIVE GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2011

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             COMMON STOCKS (98.7%)

             CONSUMER DISCRETIONARY (14.3%)
             ------------------------------
             ADVERTISING (0.7%)
   195,880   Omnicom Group, Inc.                                      $    9,191
                                                                      ----------
             APPAREL RETAIL (1.0%)
    67,161   Buckle, Inc.(a)                                               2,976
    74,689   Ross Stores, Inc.                                             5,659
    87,597   TJX Companies, Inc.                                           4,844
                                                                      ----------
                                                                          13,479
                                                                      ----------
             APPAREL, ACCESSORIES & LUXURY GOODS (1.4%)
    91,135   Coach, Inc.                                                   5,884
    10,375   Fossil, Inc.*                                                 1,304
    57,343   lululemon athletica, inc.*                                    3,471
    64,793   Polo Ralph Lauren Corp.                                       8,752
                                                                      ----------
                                                                          19,411
                                                                      ----------
             AUTO PARTS & EQUIPMENT (0.6%)
   102,800   BorgWarner, Inc.*(a)                                          8,185
                                                                      ----------
             AUTOMOTIVE RETAIL (0.7%)
    22,309   Advance Auto Parts, Inc.                                      1,226
   134,200   O'Reilly Automotive, Inc.*                                    7,985
                                                                      ----------
                                                                           9,211
                                                                      ----------
             CABLE & SATELLITE (1.1%)
    95,576   DIRECTV "A"*                                                  4,844
   138,400   Scripps Networks Interactive "A"                              6,413
 1,716,854   Sirius Satellite Radio, Inc.*(a)                              3,623
                                                                      ----------
                                                                          14,880
                                                                      ----------
             CASINOS & GAMING (0.8%)
   234,600   Las Vegas Sands Corp.*                                       11,068
                                                                      ----------
             EDUCATION SERVICES (1.0%)
   120,813   Apollo Group, Inc. "A"*                                       6,141
    89,312   ITT Educational Services, Inc.*(a)                            7,651
                                                                      ----------
                                                                          13,792
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             FOOTWEAR (0.3%)
    40,626   Deckers Outdoor Corp.*                                   $    4,032
                                                                      ----------
             HOMEFURNISHING RETAIL (0.2%)
    34,223   Bed Bath & Beyond, Inc.*                                      2,002
                                                                      ----------
             HOTELS, RESORTS, & CRUISE LINES (0.7%)
   188,967   Ctrip.com International Ltd. ADR*                             8,711
                                                                      ----------
             INTERNET RETAIL (3.3%)
   109,713   Amazon.com, Inc.*                                            24,413
    13,300   Netflix, Inc.*                                                3,538
    31,366   Priceline.com, Inc.*                                         16,864
                                                                      ----------
                                                                          44,815
                                                                      ----------
             MOVIES & ENTERTAINMENT (1.1%)
   308,205   News Corp. "A"                                                4,938
   245,400   Walt Disney Co.                                               9,477
                                                                      ----------
                                                                          14,415
                                                                      ----------
             RESTAURANTS (1.4%)
     2,600   Dunkin Brands Group, Inc.*                                       75
   306,863   Starbucks Corp.                                              12,302
   121,500   Yum! Brands, Inc.                                             6,418
                                                                      ----------
                                                                          18,795
                                                                      ----------
             Total Consumer Discretionary                                191,987
                                                                      ----------
             CONSUMER STAPLES (2.0%)
             -----------------------
             HYPERMARKETS & SUPER CENTERS (0.5%)
    91,000   Costco Wholesale Corp.                                        7,121
                                                                      ----------
             PACKAGED FOODS & MEAT (1.0%)
   105,100   Green Mountain Coffee Roasters, Inc.*                        10,925
    59,131   Kraft Foods, Inc. "A"                                         2,033
                                                                      ----------
                                                                          12,958
                                                                      ----------
             PERSONAL PRODUCTS (0.5%)
    68,000   Estee Lauder Companies, Inc. "A"                              7,134
                                                                      ----------
             Total Consumer Staples                                       27,213
                                                                      ----------
             ENERGY (11.1%)
             --------------
             INTEGRATED OIL & GAS (3.0%)
   105,954   BP plc ADR                                                    4,815
   165,773   Exxon Mobil Corp.                                            13,227
   223,773   Occidental Petroleum Corp.                                   21,970
                                                                      ----------
                                                                          40,012
                                                                      ----------

================================================================================

14  | USAA AGGRESSIVE GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             OIL & GAS DRILLING (0.6%)
   110,749   Diamond Offshore Drilling, Inc.(a)                       $    7,512
                                                                      ----------
             OIL & GAS EQUIPMENT & SERVICES (4.7%)
    87,028   Baker Hughes, Inc.                                            6,734
   115,327   Cameron International Corp.*                                  6,451
    23,585   Core Laboratories N.V.                                        2,563
   318,200   FMC Technologies, Inc.*                                      14,510
   145,000   Halliburton Co.                                               7,936
   111,370   Oceaneering International, Inc.                               4,811
   225,700   Schlumberger Ltd.                                            20,397
                                                                      ----------
                                                                          63,402
                                                                      ----------
             OIL & GAS EXPLORATION & PRODUCTION (2.2%)
   113,875   Anadarko Petroleum Corp.                                      9,402
   178,682   Canadian Natural Resources                                    7,199
   120,600   Concho Resources, Inc.*                                      11,286
   180,774   SandRidge Energy, Inc.*                                       2,082
                                                                      ----------
                                                                          29,969
                                                                      ----------
             OIL & GAS REFINING & MARKETING (0.6%)
   351,049   Valero Energy Corp.                                           8,818
                                                                      ----------
             Total Energy                                                149,713
                                                                      ----------
             FINANCIALS (3.2%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.8%)
    79,800   Franklin Resources, Inc.                                     10,131
                                                                      ----------
             CONSUMER FINANCE (0.4%)
   105,929   American Express Co.                                          5,301
                                                                      ----------
             INVESTMENT BANKING & BROKERAGE (0.4%)
   313,500   TD Ameritrade Holding Corp.                                   5,756
                                                                      ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.5%)
   168,000   JPMorgan Chase & Co.                                          6,796
                                                                      ----------
             SPECIALIZED FINANCE (1.1%)
    22,500   CME Group, Inc.                                               6,507
    66,200   IntercontinentalExchange, Inc.*                               8,162
                                                                      ----------
                                                                          14,669
                                                                      ----------
             Total Financials                                             42,653
                                                                      ----------
             HEALTH CARE (10.6%)
             -------------------
             BIOTECHNOLOGY (0.6%)
   138,626   Amgen, Inc.*                                                  7,583
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             HEALTH CARE DISTRIBUTORS (0.7%)
   104,840   AmerisourceBergen Corp.                                  $    4,016
   125,797   Cardinal Health, Inc.                                         5,505
                                                                      ----------
                                                                           9,521
                                                                      ----------
             HEALTH CARE EQUIPMENT (2.4%)
    99,333   Edwards Lifesciences Corp.*                                   7,087
   261,208   Hologic, Inc.*                                                4,851
    32,733   Intuitive Surgical, Inc.*                                    13,111
   111,200   Varian Medical Systems, Inc.*                                 6,979
                                                                      ----------
                                                                          32,028
                                                                      ----------
             HEALTH CARE SERVICES (1.5%)
   307,567   Express Scripts, Inc.*                                       16,688
    38,131   Laboratory Corp. of America Holdings*                         3,461
                                                                      ----------
                                                                          20,149
                                                                      ----------
             HEALTH CARE TECHNOLOGY (0.6%)
   115,000   Cerner Corp.*                                                 7,646
                                                                      ----------
             LIFE SCIENCES TOOLS & SERVICES (1.0%)
   165,824   Bruker Corp.*                                                 2,855
   115,846   Waters Corp.*                                                10,182
                                                                      ----------
                                                                          13,037
                                                                      ----------
             MANAGED HEALTH CARE (2.0%)
   551,831   UnitedHealth Group, Inc.                                     27,388
                                                                      ----------
             PHARMACEUTICALS (1.8%)
    52,920   Abbott Laboratories                                           2,716
   280,600   Mylan, Inc.*                                                  6,392
    65,600   Perrigo Co.                                                   5,924
    92,400   Shire plc ADR                                                 9,610
                                                                      ----------
                                                                          24,642
                                                                      ----------
             Total Health Care                                           141,994
                                                                      ----------
             INDUSTRIALS (13.0%)
             -------------------
             AEROSPACE & DEFENSE (2.7%)
   100,664   Boeing Co.                                                    7,094
    94,800   Goodrich Corp.                                                9,019
   135,123   Honeywell International, Inc.                                 7,175
   154,900   United Technologies Corp.                                    12,832
                                                                      ----------
                                                                          36,120
                                                                      ----------
             AIR FREIGHT & LOGISTICS (0.7%)
   133,578   C.H. Robinson Worldwide, Inc.                                 9,659
                                                                      ----------

================================================================================

16  | USAA AGGRESSIVE GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             CONSTRUCTION & ENGINEERING (0.8%)
   171,800   Fluor Corp.                                              $   10,915
                                                                      ----------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (2.9%)
   165,593   Caterpillar, Inc.                                            16,359
    47,983   Cummins, Inc.                                                 5,032
   137,000   Deere & Co.                                                  10,756
    68,538   Joy Global, Inc.                                              6,437
                                                                      ----------
                                                                          38,584
                                                                      ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
    57,102   Emerson Electric Co.                                          2,803
                                                                      ----------
             INDUSTRIAL CONGLOMERATES (0.9%)
   546,883   General Electric Co.                                          9,795
    58,686   Tyco International Ltd.                                       2,599
                                                                      ----------
                                                                          12,394
                                                                      ----------
             INDUSTRIAL MACHINERY (3.2%)
   352,000   Danaher Corp.                                                17,287
    91,852   Dover Corp.                                                   5,554
   243,831   Illinois Tool Works, Inc.                                    12,143
   109,803   Parker-Hannifin Corp.                                         8,677
                                                                      ----------
                                                                          43,661
                                                                      ----------
             RAILROADS (1.6%)
   204,600   Union Pacific Corp.                                          20,967
                                                                      ----------
             Total Industrials                                           175,103
                                                                      ----------
             INFORMATION TECHNOLOGY (38.0%)
             ------------------------------
             APPLICATION SOFTWARE (3.7%)
   168,248   Adobe Systems, Inc.*                                          4,664
   373,468   Autodesk, Inc.*                                              12,847
   216,256   Citrix Systems, Inc.*                                        15,579
   134,400   Intuit, Inc.*                                                 6,276
    43,412   Longtop Financial Technologies Ltd. ADR, acquired
                4/27/2011-4/29/2011; cost $1,159*(a),(b),(c)                 411
    32,089   Qlik Technologies, Inc.*                                        973
    67,100   Salesforce.com, Inc.*                                         9,710
                                                                      ----------
                                                                          50,460
                                                                      ----------
             COMMUNICATIONS EQUIPMENT (4.6%)
   373,191   Alcatel-Lucent ADR*                                           1,512
 1,512,794   Cisco Systems, Inc.                                          24,160
   457,552   Emulex Corp.*                                                 3,866

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
   529,449   QUALCOMM, Inc.                                           $   29,003
    99,690   Riverbed Technology, Inc.*                                    2,854
                                                                      ----------
                                                                          61,395
                                                                      ----------
             COMPUTER HARDWARE (5.9%)
   183,375   Apple, Inc.*                                                 71,605
   467,713   Dell, Inc.*                                                   7,596
                                                                      ----------
                                                                          79,201
                                                                      ----------
             COMPUTER STORAGE & PERIPHERALS (4.3%)
 1,497,914   EMC Corp.*                                                   39,066
   303,689   NetApp, Inc.*                                                14,431
   259,063   QLogic Corp.*                                                 3,930
                                                                      ----------
                                                                          57,427
                                                                      ----------
             DATA PROCESSING & OUTSOURCED SERVICES (1.4%)
   216,300   Visa, Inc. "A"                                               18,502
                                                                      ----------
             INTERNET SOFTWARE & SERVICES (4.1%)
    76,500   Baidu, Inc. ADR*                                             12,016
   233,513   eBay, Inc.*                                                   7,647
    31,504   Google, Inc. "A"*                                            19,019
   190,647   IAC/InterActiveCorp.*                                         7,891
    19,212   Sohu.com, Inc.*                                               1,731
   206,600   VeriSign, Inc.                                                6,448
                                                                      ----------
                                                                          54,752
                                                                      ----------
             IT CONSULTING & OTHER SERVICES (4.3%)
   321,683   Cognizant Technology Solutions Corp. "A"*                    22,476
   191,239   International Business Machines Corp.                        34,777
                                                                      ----------
                                                                          57,253
                                                                      ----------
             SEMICONDUCTOR EQUIPMENT (0.0%)
    89,541   MEMC Electronic Materials, Inc.*                                664
                                                                      ----------
             SEMICONDUCTORS (4.0%)
   674,333   Altera Corp.                                                 27,567
   189,651   Analog Devices, Inc.                                          6,524
   531,065   Intersil Corp. "A"                                            6,399
   190,500   Texas Instruments, Inc.                                       5,667
   251,209   Xilinx, Inc.                                                  8,064
                                                                      ----------
                                                                          54,221
                                                                      ----------
             SYSTEMS SOFTWARE (5.7%)
   118,358   BMC Software, Inc.*                                           5,115
   102,887   Check Point Software Technologies Ltd.*                       5,932
   881,521   Microsoft Corp.                                              24,154

================================================================================

18  | USAA AGGRESSIVE GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
 1,263,714   Oracle Corp.                                             $   38,644
    77,428   Red Hat, Inc.*                                                3,258
                                                                      ----------
                                                                          77,103
                                                                      ----------
             Total Information Technology                                510,978
                                                                      ----------
             MATERIALS (5.2%)
             ----------------
             DIVERSIFIED METALS & MINING (2.6%)
   226,469   Freeport-McMoRan Copper & Gold, Inc.                         11,994
    74,409   Rio Tinto plc ADR                                             5,281
   101,995   Teck Cominco Ltd. "B"                                         5,043
   103,092   Walter Energy, Inc.                                          12,636
                                                                      ----------
                                                                          34,954
                                                                      ----------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.6%)
   106,200   Monsanto Co.                                                  7,804
                                                                      ----------
             SPECIALTY CHEMICALS (0.8%)
   139,700   Ecolab, Inc.                                                  6,985
    48,806   Sherwin-Williams Co.                                          3,766
                                                                      ----------
                                                                          10,751
                                                                      ----------
             STEEL (1.2%)
   175,746   Cliffs Natural Resources, Inc.                               15,785
                                                                      ----------
             Total Materials                                              69,294
                                                                      ----------
             TELECOMMUNICATION SERVICES (1.3%)
             ---------------------------------
             WIRELESS TELECOMMUNICATION SERVICES (1.3%)
   223,400   American Tower Corp. "A"*                                    11,735
   219,486   Vodafone Group plc ADR                                        6,168
                                                                      ----------
             Total Telecommunication Services                             17,903
                                                                      ----------
             Total Common Stocks (cost: $1,085,198)                    1,326,838
                                                                      ----------

             MONEY MARKET INSTRUMENTS (1.3%)

             MONEY MARKET FUNDS (1.3%)
17,320,997   State Street Institutional Liquid Reserve Fund, 0.14%(d)
                (cost: $17,321)                                           17,321
                                                                      ----------
             Total Money Market Instruments (cost: $17,321)               17,321
                                                                      ----------

             SHORT-TERM INVESTMENTS PURCHASED WITH
             CASH COLLATERAL FROM SECURITIES LOANED (1.9%)

             MONEY MARKET FUNDS (1.4%)
 2,640,276   Blackrock Liquidity Funds Tempfund Portfolio, 0.05%(d)        2,640
16,143,269   Fidelity Institutional Money Market Portfolio, 0.12%(d)      16,143
                                                                      ----------
             Total Money Market Funds                                     18,783
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
PRINCIPAL                                                                 MARKET
AMOUNT                                                                     VALUE
(000)        SECURITY                                                      (000)
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS (0.5%)
    $2,211   Credit Suisse Securities LLC, 0.15%, acquired
               on 7/29/2011 and due 8/01/2011 at $2,211
               (collateralized by $2,260 of Fannie Mae(e),
               0.17%(f), due 10/12/2011; market value $2,259)         $    2,211
     4,599   Deutsche Bank Securities, Inc., 0.18%, acquired
               on 7/29/2011 and due 8/01/2011 at $4,599
               (collateralized by $4,667 of Fannie Mae(e),
               1.45%, due 1/24/2014; market value $4,692)                  4,599
                                                                      ----------
             Total Repurchase Agreements                                   6,810
                                                                      ----------
             Total Short-Term Investments Purchased With
               Cash Collateral From Securities Loaned
               (cost: $25,593)                                            25,593
                                                                      ----------

             TOTAL INVESTMENTS (COST: $1,128,112)                     $1,369,752
                                                                      ==========

---------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS        TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                          $1,326,427              $    -           $411   $1,326,838
Money Market Instruments:
  Money Market Funds                         17,321                   -              -       17,321
Short-Term Investments
  Purchased With Cash
  Collateral From
  Securities Loaned:
  Money Market Funds                         18,783                   -              -       18,783
  Repurchase Agreements                           -               6,810              -        6,810
---------------------------------------------------------------------------------------------------
Total                                    $1,362,531              $6,810           $411   $1,369,752
---------------------------------------------------------------------------------------------------

================================================================================

20  | USAA AGGRESSIVE GROWTH FUND

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------
($ IN 000s)                                                        COMMON STOCKS
--------------------------------------------------------------------------------
Balance as of July 31, 2010                                             $     -
  Purchases                                                               1,271
  Sales                                                                  (1,422)
  Transfers into Level 3                                                  1,510
  Transfers out of Level 3                                                    -
  Net realized (loss)                                                      (135)
  Change in net unrealized appreciation/depreciation                       (813)
--------------------------------------------------------------------------------
Balance as of July 31, 2011                                             $   411
--------------------------------------------------------------------------------

For the period of August 1, 2010, through July 31, 2011, common stock with a fair value $1,510,000 was transferred from Level 1 to Level 3 as trading was halted for accounting irregularities that were discovered, refer to 1B in the Notes for Financial Statements. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2011

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 5.1% of net assets at July 31, 2011.

o  PORTFOLIO DESCRIPTION ABBREVIATIONS

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o  SPECIFIC NOTES

   (a) The security or a portion thereof was out on loan as of July 31, 2011.

   (b) Security was fair valued at July 31, 2011, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

   (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at July 31, 2011, was $411,000, which represented less than 0.1% of the Fund's net assets.

================================================================================

22  | USAA AGGRESSIVE GROWTH FUND

================================================================================

   (d) Rate represents the money market fund annualized seven-day yield at July 31, 2011.

   (e) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

   (f) Zero-coupon security. Rate represents the effective yield at the date of purchase.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

July 31, 2011

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (including securities
     on loan of $24,673) (cost of $1,128,112)                                $1,369,752
  Receivables:
     Capital shares sold:
        Affiliated transactions (Note 8)                                             88
        Nonaffiliated transactions                                                  923
     Dividends and interest                                                         788
     Securities sold                                                             10,365
     Other                                                                            4
                                                                             ----------
        Total assets                                                          1,381,920
                                                                             ----------
LIABILITIES
  Payables:
     Upon return of securities loaned                                            25,594
     Securities purchased                                                        10,609
     Capital shares redeemed:
        Affiliated transactions (Note 8)                                              1
        Nonaffiliated transactions                                                  927
  Accrued management fees                                                           499
  Accrued transfer agent's fees                                                     104
  Other accrued expenses and payables                                               144
                                                                             ----------
        Total liabilities                                                        37,878
                                                                             ----------
           Net assets applicable to capital shares outstanding               $1,344,042
                                                                             ----------
NET ASSETS CONSIST OF:
  Paid-in capital                                                            $1,128,253
  Accumulated net realized loss on investments                                  (25,851)
  Net unrealized appreciation of investments                                    241,640
                                                                             ----------
           Net assets applicable to capital shares outstanding               $1,344,042
                                                                             ==========
  Net asset value, redemption price, and offering price per share:
     Fund Shares (net assets of $1,207,205/34,916 shares outstanding)        $    34.57
                                                                             ==========
     Institutional Shares (net assets of $136,837/3,955
        shares outstanding)                                                  $    34.60
                                                                             ==========

See accompanying notes to financial statements.

================================================================================

24  | USAA AGGRESSIVE GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2011

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $38)                     $ 11,249
   Interest                                                                   56
   Securities lending (net)                                                   56
                                                                        --------
      Total income                                                        11,361
                                                                        --------

EXPENSES
   Management fees                                                         5,553
   Administration and servicing fees:
      Fund Shares                                                          2,900
      Institutional Shares                                                    54
   Transfer agent's fees:
      Fund Shares                                                          3,312
      Institutional Shares                                                    54
   Custody and accounting fees:
      Fund Shares                                                            209
      Institutional Shares                                                    20
   Postage:
      Fund Shares                                                            165
   Shareholder reporting fees:
      Fund Shares                                                             70
   Trustees' fees                                                             12
   Registration fees:
      Fund Shares                                                             34
   Professional fees                                                         105
   Other                                                                      30
                                                                        --------
         Total expenses                                                   12,518
                                                                        --------
   Expenses paid indirectly:
      Fund Shares                                                            (55)
      Institutional Shares                                                    (4)
                                                                        --------
   Net expenses                                                           12,459
                                                                        --------
NET INVESTMENT LOSS                                                       (1,098)
                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain on:
      Investments                                                         59,953
      Foreign currency transactions                                            1
   Change in net unrealized appreciation/depreciation                    212,871
                                                                        --------
         Net realized and unrealized gain                                272,825
                                                                        --------
   Increase in net assets resulting from operations                     $271,727
                                                                        ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

---------------------------------------------------------------------------------------

                                                                     2011          2010
---------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss)                                $   (1,098)   $    2,911
   Net realized gain on investments                                59,953       104,997
   Net realized gain (loss) on foreign currency transactions            1            (2)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                 212,871        (9,044)
      Foreign currency translations                                     -            (1)
                                                               ------------------------
      Increase in net assets resulting from operations            271,727        98,861
                                                               ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                    (339)       (4,219)
      Institutional Shares                                           (431)         (281)
                                                               ------------------------
         Total distributions of net investment income                (770)       (4,500)
                                                               ------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                    (40,098)       42,112
   Institutional Shares                                            44,919        47,064
                                                               ------------------------
      Total net increase (decrease) in net assets from
         capital share transactions                                 4,821        89,176
                                                               ------------------------
   Net increase in net assets                                     275,778       183,537

NET ASSETS
   Beginning of year                                            1,068,264       884,727
                                                               ------------------------
   End of year                                                 $1,344,042    $1,068,264
                                                               ========================
Accumulated undistributed net investment income:
   End of year                                                 $        -    $      764
                                                               ========================

See accompanying notes to financial statements.

================================================================================

26  | USAA AGGRESSIVE GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2011

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA Aggressive Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is capital appreciation.

The Fund has two classes of shares: Aggressive Growth Fund Shares (Fund Shares) and Aggressive Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are currently offered for sale only to the USAA Target Retirement Funds (Target Funds) and not to the general public. The Target Funds are managed by USAA Investment Management Company (the Manager), an affiliate of the Fund.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

       exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based

================================================================================

28  | USAA AGGRESSIVE GROWTH FUND

================================================================================

       on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Repurchase agreements are valued at cost, which approximates market value.

   6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include repurchase agreements valued at cost, which approximates fair value.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   For the security valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the security was valued in good faith using methods determined by the Manager, in consultation with the Fund's subadviser, under valuation procedures approved by the Trust's Board of Trustees. Trading was halted on the common stock of Longtop Financial Technologies Ltd. after accounting irregularities were discovered. The security was valued at a 50% reduction of the last traded sales price pending further information on the matter. The security has since been delisted. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

================================================================================

30  | USAA AGGRESSIVE GROWTH FUND

================================================================================

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2011, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $55,000 and $4,000, respectively. For the year ended July 31, 2011, custodian and other bank credits reduced the Fund's expenses by less than $500.

================================================================================

32  | USAA AGGRESSIVE GROWTH FUND

================================================================================

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

For the year ended July 31, 2011, the Fund paid CAPCO facility fees of $4,000, which represents 2.5% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2011.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency gains and losses, net operating loss, dividend distributions, and non-REIT return of capital distributions resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital by $1,148,000, increase accumulated undistributed net investment income by $1,107,000, and decrease accumulated net realized loss on investments by $41,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2011, and 2010, was as follows:

                                                2011                   2010
                                              --------------------------------
Ordinary income*                              $770,000              $4,500,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2011, the components of net assets representing distributable earnings on a tax basis were as follows:

Accumulated capital and other losses                              $(24,433,000)
Unrealized appreciation of investments                             240,222,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the

================================================================================

34  | USAA AGGRESSIVE GROWTH FUND

================================================================================

succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended July 31, 2011, the Fund utilized capital loss carryovers of $60,482,000 to offset capital gains. At July 31, 2011, the Fund had capital loss carryovers of $24,433,000, for federal income tax purpose, if not offset by subsequent capital gains, the capital loss carryover will expire in 2017. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2011, were $787,835,000 and $780,521,000, respectively.

As of July 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was $1,129,530,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2011, for federal income tax purposes, were $263,231,000 and $23,009,000, respectively, resulting in net unrealized appreciation of $240,222,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, ClearLend Securities (ClearLend), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and ClearLend retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. ClearLend receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wells Fargo, parent company of ClearLend, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2011, the Fund received securities-lending income of $56,000, which is net of the 20% income retained by ClearLend. As of July 31, 2011, the Fund loaned securities having a fair market value of approximately $24,673,000 and received cash collateral of $25,594,000 for the loans. Of this amount, $25,594,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and less than $500 remained in cash.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2011, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

36  | USAA AGGRESSIVE GROWTH FUND

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated Target Funds. Capital share transactions for all classes were as follows, in thousands:

                                      YEAR ENDED             YEAR ENDED
                                       7/31/2011              7/31/2010
-----------------------------------------------------------------------------
                                 SHARES      AMOUNT      SHARES       AMOUNT
                                 --------------------------------------------
FUND SHARES:
Shares sold                       7,410    $ 243,705      8,169     $ 229,427
Shares issued from
  reinvested dividends               10          336        150         4,175
Shares redeemed                  (8,706)    (284,139)    (6,876)    $(191,490)
                                 --------------------------------------------
Net increase (decrease) from
  capital share transactions     (1,286)   $ (40,098)     1,443     $  42,112
                                 ============================================
INSTITUTIONAL SHARES:
Shares sold                       1,877    $  60,306      1,942     $  54,253
Shares issued from reinvested
  dividends                          13          431         10           281
Shares redeemed                    (488)     (15,818)      (267)       (7,470)
                                 --------------------------------------------
Net increase from capital
  share transactions              1,402    $  44,919      1,685     $  47,064
                                 ============================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

   range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee, which is accrued daily and paid monthly, is computed as a percentage of the Fund's average net assets at annualized rates of 0.50% of the first $750 million of average net assets, 0.40% of that portion of average net assets over $750 million but not over $1.5 billion, and 0.33% of that portion of average net assets over $1.5 billion. For the year ended July 31, 2011, the Fund's effective annualized base fee was 0.46% of the Fund's average net assets for the same period.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Large-Cap Growth Funds Index over the performance period. The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The performance adjustment for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 1, 2008. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)               AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
-----------------------------------------------------------------------------
+/- 1.00% to 4.00%                 +/- 0.04%
+/- 4.01% to 7.00%                 +/- 0.05%
+/- 7.01% and greater              +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

   Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance

================================================================================

38  | USAA AGGRESSIVE GROWTH FUND

================================================================================

   adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the year ended July 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $5,553,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(264,000) and $(4,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.02)% and less than (0.01)%, respectively.

B. SUBADVISORY ARRANGEMENTS -- Effective July 21, 2010, the Manager has entered into investment subadvisory agreements with Wellington Management Company, LLP (Wellington Management) and Winslow Capital Management, Inc. (Winslow Capital), under which Wellington Management and Winslow Capital direct the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

   The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.325% on the first $300 million, 0.30% on the next $700 million, and 0.28% on assets over $1 billion of the portion of the Fund's average daily net assets that Wellington Management manages. For the year ended July 31, 2011, the Manager incurred subadvisory fees, paid or payable to Wellington Management, of $1,955,000.

   The Manager (not the Fund) pays Winslow Capital a subadvisory fee in the annual amount of 0.40% on the first $100 million, 0.35% on the next $250 million, 0.30% on the next $250 million, and 0.25% on the next $400 million of the portion of the Fund's average daily net assets that Winslow Capital manages. For the year ended July 31, 2011, the Manager incurred subadvisory fees, paid or payable to Winslow Capital, of $2,126,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.25% and 0.05% of average net assets of the Fund Shares and Institutional Shares, respectively. Effective September 1, 2011, the Manager will receive a fee accrued daily and paid monthly at an annualized rate of 0.10% of average net assets of the Institutional Shares. For the year ended July 31, 2011, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,900,000 and $54,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2011, the Fund reimbursed the Manager $39,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out-of-pocket expenses. Effective September 1, 2011, the Manager will receive a fee accrued daily and paid monthly at an annualized rate of 0.10% of average net assets of the Institutional Shares, plus out-of-pocket expenses. For the year ended July 31, 2011, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $3,312,000 and $54,000, respectively.

================================================================================

40  | USAA AGGRESSIVE GROWTH FUND

================================================================================

E. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(8) TRANSACTIONS WITH AFFILIATES

The Fund is one of 14 USAA mutual funds in which the affiliated Target Funds may invest. The Target Funds do not invest in the Fund for the purpose of exercising management or control. As of July 31, 2011, the Fund recorded a receivable for capital shares sold of $88,000 and a payable for capital shares redeemed of $1,000 for the Target Funds' purchases and redemptions of Institutional Shares. As of July 31, 2011, the Target Funds owned the following percent of the total outstanding shares of the Fund:

                                                                      OWNERSHIP %
---------------------------------------------------------------------------------
USAA Target Retirement Income Fund                                       0.5%
USAA Target Retirement 2020 Fund                                         1.3
USAA Target Retirement 2030 Fund                                         2.9
USAA Target Retirement 2040 Fund                                         3.7
USAA Target Retirement 2050 Fund                                         1.9

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(9) NEW ACCOUNTING PRONOUNCEMENTS

    FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    and annual periods beginning after December 15, 2011. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

    Effective July 31, 2011, the Fund adopted guidance issued by FASB in January 2010, which requires entities to disclose information about purchases, sales, issuances, and settlements of Level 3 securities on a gross basis, rather than net. This adoption had no impact on the financial statements of the Fund, but changed the presentation of the Level 3 rollforward shown within the portfolio of investments.

================================================================================

42  | USAA AGGRESSIVE GROWTH FUND

================================================================================

(10) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                             YEAR ENDED JULY 31,
                                    --------------------------------------------------------------------
                                          2011         2010           2009           2008           2007
                                    --------------------------------------------------------------------
Net asset value at
 beginning of period                $    27.56      $ 24.83        $ 32.38     $    34.73     $    29.88
                                    --------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income (loss)             (.01)         .08            .15            .17           (.01)(a)
 Net realized and
  unrealized gain (loss)                  7.03         2.77          (7.54)         (2.43)          4.86(a)
                                    --------------------------------------------------------------------
Total from investment operations          7.02         2.85          (7.39)         (2.26)          4.85(a)
                                    --------------------------------------------------------------------
Less distributions from:
 Net investment income                    (.01)        (.12)          (.16)          (.09)             -
                                    --------------------------------------------------------------------
Net asset value at end of period    $    34.57     $  27.56       $  24.83     $    32.38     $    34.73
                                    ====================================================================
Total return (%)*                        25.47        11.48(d)      (22.75)         (6.54)         16.23(b)
Net assets at
 end of period (000)                $1,207,205     $997,867       $863,162     $1,144,497     $1,237,151
Ratios to average net assets:**
 Expenses (%)(c)                          1.02         1.06(d)        1.18           1.00           1.05(b)
 Net investment income (loss) (%)         (.12)         .27            .62            .48           (.02)
Portfolio turnover (%)                      63          156(e)          79             70             55

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended July 31, 2011, average net assets were $1,161,162,000.
(a) Calculated using average shares.
(b) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.
(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly.
    The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                          (.00%)(+)    (.01%)         (.00%)(+)      (.01%)         (.01%)
    (+) Represents less than 0.01% of average net assets.
(d) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $327,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the
    Fund Shares total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.03%. This decrease is excluded from the expense ratios above.
(e) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(10) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                  YEAR ENDED JULY 31,            PERIOD ENDED
                                              --------------------------           JULY 31,
                                                  2011              2010           2009***
                                              -----------------------------------------------
Net asset value at beginning of period        $  27.58           $ 24.85           $ 32.06
                                              --------------------------------------------
Income (loss) from investment operations:
  Net investment income                            .14               .23               .24(a)
  Net realized and unrealized gain (loss)         7.02              2.75             (7.22)(a)
                                              --------------------------------------------
Total from investment operations                  7.16              2.98             (6.98)(a)
                                              --------------------------------------------
Less distributions from:
  Net investment income                           (.14)             (.25)             (.23)
                                              --------------------------------------------
Net asset value at end of period              $  34.60           $ 27.58           $ 24.85
                                              ============================================
Total return (%)*                                26.00             11.97            (21.67)
Net assets at end of period (000)             $136,837           $70,397           $21,565
Ratios to average net assets:**
  Expenses (%)(c)                                  .58               .60               .61(b)
  Expenses, excluding reimbursements (%)(c)        .58               .60               .63(b)
  Net investment income (%)                        .31               .62              1.11(b)
Portfolio turnover (%)                              63               156(d)             79

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2011, average net assets were $108,029,000.
*** Institutional Shares were initiated on August 1, 2008.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                  (.00%)(+)         (.01%)            (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Reflects increased trading activity due to changes in subadvisers.

================================================================================

44  | USAA AGGRESSIVE GROWTH FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2011, through July 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                         BEGINNING            ENDING            DURING PERIOD*
                                       ACCOUNT VALUE       ACCOUNT VALUE      FEBRUARY 1, 2011 -
                                     FEBRUARY 1, 2011      JULY 31, 2011        JULY 31, 2011
                                     -----------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00            $1,024.90               $5.07

Hypothetical
 (5% return before expenses)             1,000.00             1,019.79                5.06

INSTITUTIONAL SHARES
Actual                                   1,000.00             1,027.00                2.91

Hypothetical
 (5% return before expenses)             1,000.00             1,021.92                2.91

* Expenses are equal to the annualized expense ratio of 1.01% for Fund Shares and 0.58% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.49% for Fund Shares and 2.70% for Institutional Shares for the six-month period of February 1, 2011, through July 31, 2011.

================================================================================

46  | USAA AGGRESSIVE GROWTH FUND

================================================================================

ADVISORY AGREEMENTS

July 31, 2011

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 26, 2011, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and each Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

                                                       ADVISORY AGREEMENTS |  47

================================================================================

the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including

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48  | USAA AGGRESSIVE GROWTH FUND

================================================================================

the professional experience and qualifications of its personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate -- which includes

================================================================================

                                                       ADVISORY AGREEMENTS |  49

================================================================================

advisory and administrative services and the effects of any performance adjustment -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above than the average of its performance universe and its Lipper index for the one-year period ended December 31, 2010 and was lower than the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2010. The Board also noted that the Fund's percentile performance ranking was in the top 25% of its performance universe for the one-year period ended December 31, 2010 and was in the bottom 50% of its performance universe for the three- and five-year periods ended December 31, 2010. The Board took into account management's discussion of the Fund's performance, including actions taken to address the Fund's underperformance and also noted the Fund's improved performance over the one-year period.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information

================================================================================

50  | USAA AGGRESSIVE GROWTH FUND

================================================================================

considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale were currently reflected in the advisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board also considered that the Manager pays the Fund's subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the Fund's performance is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability

================================================================================

                                                       ADVISORY AGREEMENTS |  51

================================================================================

from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent available, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's

================================================================================

52  | USAA AGGRESSIVE GROWTH FUND

================================================================================

monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser and each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2010, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

================================================================================

                                                       ADVISORY AGREEMENTS |  53

================================================================================

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

54  | USAA AGGRESSIVE GROWTH FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 48 individual funds as of July 31, 2011. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), and serves on the Board of USAA Financial Planning Services Insurance Agency, Inc. (FPS). He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

56  | USAA AGGRESSIVE GROWTH FUND

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2) Member of Executive Committee
 (3) Member of Audit Committee
 (4) Member of Pricing and Investment Committee
 (5) Member of Corporate Governance Committee
 (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
 (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

58  | USAA AGGRESSIVE GROWTH FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Senior Vice President, Compliance and Ethics, USAA (7/11-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-7/11); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

 (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company
     Act of 1940.

================================================================================

60  | USAA AGGRESSIVE GROWTH FUND

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments"
AT USAA.COM

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
        (8722)                       "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

             [LOGO OF USAA]
                 USAA(R)
   WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   23417-0911                                (C)2011, USAA. All rights reserved.


ITEM 2.  CODE OF ETHICS.

On September 22, 2010, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
July 31,  2011 and 2010 were $391,388 and $359,418, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2011 and 2010 were $63,358 and $61,513, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended July 31, 2011 and 2010.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2011 and 2010.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2011 and 2010 were $384,316 and $104,896, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2011 and 2010 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.






SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2011

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:      09/28/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:      09/29/2011
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:      09/28/2011
         ------------------------------
*Print the name and title of each signing officer under his or her signature.